UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Leslie’s, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Scan QR for digital voting Leslie’s, Inc. Annual Meeting of Shareholders Tuesday, March 24, 2026 at 12:00 PM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/LESL for information. You must register to attend the meeting online and/or participate at www.proxydocs.com/LESL For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/LESL To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or email copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before March 12, 2026. Unless requested, you will not otherwise receive a paper or email copy. Important Notice Regarding the Availability of Proxy Materials for Shareholders Meeting To Be Held On March 24, 2026, for Shareholders of Record as of January 28, 2026. View the Notice of Meeting, 2026 Proxy Statement and Annual Report for the fiscal year ended October 4, 2025 online OR you can receive a free paper or email copy of the materials by requesting prior to March 12, 2026. Internet: www.investorelections.com/LESL Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number SEE REVERSE FOR FULL AGENDA Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Leslie’s, Inc. Annual Meeting of Shareholders THIS IS NOT A VOTABLE BALLOT - This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow instructions on the reverse side to view the proxy materials and vote on these important matters THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5 PROPOSAL 1. Election of three Class II director nominees and one Class III director nominee: * Class II Nominees: 1.01 Seth Estep 1.02 Loma Nagler 1.03 John Strainr * Class III Nominee: 1.04 John Hartmann 2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 3, 2026. 3. Non-binding, advisory vote to approve named executive officer compensation. 4. Approval of amendments to the Certificate of Incorporation of Leslie’s, Inc. to remove and replace supermajority voting requirements. 5. Approval of the Leslie’s, Inc. Amended and Restated 2020 Omnibus Incentive Plan. ❖Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.